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                                                                   Exhibit 10.39

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT
                    ----------------------------------------

     This is an Amendment to that "Purchase and Sale Agreement," between NOBEL LEARNING COMMUNITIES, INC., a Delaware corporation ("Seller"), and PARTNERSHIP WITH PARENTS, INC., an Arizona not for profit corporation ("Buyer"), an executed copy of which is attached hereto, and, in compliance with Paragraph 14.10 with respect to "Amendments" of said Purchase and Sale Agreement, for good and valuable consideration, including the covenants and premises set forth herein, the receipt of which is hereby acknowledged, the parties hereto hereby agree to amend the Purchase and Sale Agreement as follows:

1.   Paragraph 10.2 is further amended to read as follows:

     10.2 Date of Closing. Unless otherwise agreed to in writing by the parties, escrow shall close on or before August 29th, 2003, at the offices of the escrow holder unless another time, date or place is agreed to in writing by both Seller and Buyer."

2.   Paragraph 10.3 is amended to add the following subsection:

     (xiv) A general assignment of Seller's rights and interest in the Property, the Business and the Personal Property, in the form attached hereto as Exhibit "I" (the "General Assignment").

3.   Paragraph 10.4 is amended to add the following subsection:

     (vi)  The General Assignment referenced in 10.3 (xiv) above.

4.   The following Section 12.3 is hereby added to Section 12:

     12.3 Buyer agrees to reimburse Seller, at close of escrow, for the following: (1) the sum of $8,000.00 for sums advanced by Seller for advertising expenses, and (2) the additional sum of $13,153.33 advanced by Seller for curriculum supplies.

     IN WITNESS WHEREOF, Seller and Buyer have caused this instrument to be executed in a manner and form sufficient to bind them effective the 24/th/ day of July, 2003.


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Signed, sealed and delivered
In the Presence of:


                                          SELLER:

                                          NOBEL LEARNING COMMUNITIES, INC. a
                                          Delaware corporation


/s/ Yvonne DeAngelo                       By: /s/ John R. Frock
--------------------------------------        ----------------------------------
Attest/Witness
                                          Name: John R. Frock
                                                --------------------------------
Yvonne DeAngelo
--------------------------------------    Title: Vice Chairman
Printed Name of Witness                          -------------------------------


                                          BUYER:

                                          PARTNERSHIP WITH PARENTS, INC., an
                                          Arizona not for profit corporation


/s/ Michael E. St. George                 By:   /s/ Richard Waterhouse
--------------------------------------          --------------------------------
Attest/Witness
                                          Name: Richard Waterhouse
                                                --------------------------------
Michael E. St. George
--------------------------------------    Title: President and CEO
Printed Name of Witness                          -------------------------------


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